Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350 of Title 18 of the United States Code as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Michele Ciavarella, the Interim Chief Executive Officer of Elys Game Technology, Corp. (the “Company”), hereby certifies that based on the undersigned’s knowledge:

1.	The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2023

	By:	/s/ Michele Ciavarella
	Name:	Michele Ciavarella
	Title:	Interim Chief Executive Officer (Principal Executive Officer)